UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): October 7, 2026
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CASS INFORMATION SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
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Missouri	000-20827	43-1265338
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12444 Powerscourt Drive, Suite 550 St. Louis, Missouri	63131
(Address of principal executive offices)	(Zip Code)
(314) 506-5500
(Registrant’s telephone number, including area code)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.50 per share	CASS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with his previously announced retirement, the Company entered into an Independent Contractor Agreement with Mr. Dwight Erdbruegger on October 7, 2026 (the “Agreement”). The Agreement provides that Mr. Erdbruegger will act as an independent contractor providing general consulting services to the Company and its subsidiaries. The term of the Agreement commences effective as of October 7, 2026 and expires on December 31, 2026, and may be terminated by either party upon 30 days’ notice. The Agreement provides that Mr. Erdbruegger shall be entitled to payment of $150.00 per hour, exclusive of all taxes and fees, for which the services are provided, payable monthly. The Agreement further provides that Mr. Erdbruegger is entitled to full vesting on all (2,318) time-based restricted stock units previously granted under the Restricted Stock Unit Agreement signed on February 3, 2026. The Agreement includes customary covenants related to Mr. Erdbruegger’s obligations to the Company and its subsidiaries relative to non-competition, non-solicitation, confidentiality and intellectual property ownership. The Agreement was previously approved by the Compensation Committee of the Board of Directors of the Company.

The foregoing summary of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the complete text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
10.1	Independent Contractor Agreement, dated October 7, 2026, between Cass Information Systems, Inc. and Mr. Dwight Erdbruegger.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 8, 2026

CASS INFORMATION SYSTEMS, INC.

By:	/s/ Martin H. Resch
Name:	Martin H. Resch
Title:	President and Chief Executive Officer

By:	/s/ Michael J. Normile
Name:	Michael J. Normile
Title:	Executive Vice President and Chief Financial Officer
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